Exhibit 10.5

                                  RATEXCHANGE


                                 August 28, 2000

Via FedEx to Maine and E-Mail

Paul Wescott
223 Southampton Avenue
Berkeley, CA 94707

                    RE: Notice of Separation from the Company

Dear Paul:
         I write pursuant to the terms in your Employment Agreement (Agreement), dated July 5, 2000, between you and RateXchange Corporation ("Company"). A copy of the Agreement is attached as Exhibit A. Specifically, you and RateXchange Corporation mutually agree to separate and you will no longer be employed by the Company.

         The effective date of your separation will be Sunday, October 1, 2000. In consideration of the terms of your Agreement and certain conversation between the two of us regarding terms of a separation the Company offers you the following Terms of Separation, including applicable effective dates:

1. You will have until August 28, 2000 to sign this document and accept its terms;

2. If you sign this document on or before August 28, 2000, you will receive the following elements of compensation:

         a. Payment of your present salary, according to the Company's regularly scheduled payroll, based upon your annual salary of $200,000, from October 1, 2000 through Mar 31, 2001;

         b. Lump sum payment on April 1, 2001 of your present salary, based upon your annual salary of $200,000, for the term of April 1, 2001 through September 30, 2001;

         c. You will receive a $50,000 lump sum on October 2, 2000, and a second sum of $50,000 on April 2, 2001;

         d. You will also receive the sum of $50,000 in satisfaction of all claims for bonuses for the year 2000. You will receive payment of 50% on October 2, 2000 and the remaining 50% on January 2, 2001;



185 Berry Street, Suite 3515          San Francisco CA 94107 415 371-9800
                                                               Fax: 415 371-9801

Letter to Paul Wescott
8/28100
Page 2 of 2

         e. Vesting of your 1999 NetAmerica.com Corporation Incentive Stock Options (ISO) will be as follows:

               1.   On January 1, 2001, 37,500 of your options will vest;

               2. On April 1, 2001, 37,500 the remainder of your ISO options will vest; and 3. Both #1 and #2 above will have a two year exercise period beginning on October 1, 2000.

         f. Vesting of your RateXchange Corporation Non Qualified Stock Options (NSO) will be as follows:

               1. On February 24, 2001, 25 % or 62,500 of your options will vest;

               2. Beginning March 24, 2001 through September 24, 2001, 1136 (5,208) of your remaining NSO options will vest per month;

               3. #1 above will have a two year exercise period starting October 1, 2000; and

               4. #2 above will have a 90 day exercise period starting on October 1, 2001.

3. Except as otherwise provide herein, each of the terms and condition in the ISO and NSO Plans, both of which are incorporated herein, shall remain in full force and effect.

4. The obligations of the Company to Wescott provided in this Notice of Separation and Terms and Conditions shall be binding upon the successors, assigns, subsidiary and parent corporation(s) of the Company, and shall survive any sale, merger and/or change in control of the Company.

5. By signing this document, you acknowledge and accept each of the Terms and Conditions set forth in Exhibit B, attached hereto.

                                  RATEXCHANGE CORPORATION


                                  /s/ Donald Sledge
                                  ----------------------------------------------
                                    Donald Sledge
                                    Chief Executive Officer

I ACKNOWLEDGE AND ACCEPT THE TERMS OF THIS DOCUMENT, INCLUDING THE EXHIBITS A AND B ATTACHED HERETO.

DATE:          8/28/00                         BY:   /s/  Paul Wescott
      --------------------------------            ------------------------------
                                                    Paul Wescott

Attachments

185 Berry Street, Suite 3515 San Francisco CA 94107 415 371-9800
                                                               Fax: 415 371-9801